SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549

                                FORM 8-K

               Current Report Under Section 13 or 15(d) of
                   the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):   August 13, 2008

Commission File No.                               0-8190

                     WILLIAMS INDUSTRIES, INCORPORATED
                     ---------------------------------
             (Exact name of registrant as specified in its charter)

         Virginia                              54-0899518
-----------------------------         -------------------------
(State or other jurisdiction of    (I.R.S. Employer Identification
 incorporation or organization)               Number)

     8624 J.D. Reading Drive                     20109
---------------------------------        ----------------------
(Address of Principal Executive                 (Zip Code)
 Offices)

         P.O. Box 1770                           20108
---------------------------------        ----------------------
(Mailing Address of Principal                   (Zip Code)
 Executive Offices)

                             (703) 335-7800
          ----------------------------------------------------
          (Registrant's telephone Number, including area code)


Item 7.01 Regulation FD

[text of Press Release issued August 13, 2008]

Williams Industries, Inc.
Announces Extension of Odd-Lot Tender

     Manassas, VA. --- August 13, 2008 --- Williams Industries, Inc. (OTC: WMSI) today announced the Company is extending its current odd-lot tender offer to October 13, 2008. The tender, which has been distributed to shareholders of 100 or less shares of the company's stock, offers $2.75 per share. The tender was originally scheduled to end on August 18.

     The extension of the tender was authorized so that those shareholders wishing to participate would have the time necessary to complete required paperwork.

     American Stock Transfer (AST) will continue to act as the Depository for the Tender and all necessary SEC filings are complete.

     For any questions, contact Marianne Pastor at 703-335-7825.


Item 9.01

Exhibit 99: See attached Press Release issued on August 13, 2008.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          Williams Industries, Incorporated
                         -----------------------------------
                                     Registrant
Date:  August 13, 2008
                                /s/ FRANK E. WILLIAMS, III
                              ------------------------------
                                Frank E. Williams, III,
                                President